                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                 PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
1934.


     Filed by the Registrant:                    [ X ]
     Filed by a Party other than the Registrant: [   ]
     CHECK THE APPROPRIATE BOX:
     [   ]  Preliminary Proxy Statement
     [   ]  Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
     [ X ]  Definitive Proxy Statement
     [   ]  Definitive Additional Materials
     [   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          INTERNATIONAL ABSORBENTS INC.
                                1569 DEMPSEY ROAD
                NORTH VANCOUVER, BRITISH COLUMBIA, CANADA V7K 1S8
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                 NOT APPLICABLE
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

                            BRITISH COLUMBIA, CANADA
                 -----------------------------------------------
                 (Jurisdiction of Incorporation or Organization)

     PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
     [ X ]  No Fee Required
     [   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.
            1.  Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
            2.  Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
            3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
            4.  Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------
            5.  Total fee paid:

            --------------------------------------------------------------------
     [   ]  Fee paid previously with preliminary materials.
     [   ]  Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.
            1.  Amount previously paid:

            --------------------------------------------------------------------
            2.  Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------
            3.  Filing Party:

            --------------------------------------------------------------------
            4.  Date Filed:

            --------------------------------------------------------------------

                          INTERNATIONAL ABSORBENTS INC.
            "PRODUCTS AND TECHNOLOGY FOR THE GOOD OF THE ENVIRONMENT"



April 24, 2001


DEAR SHAREHOLDER:

I am pleased to invite you to the Annual General Meeting of Shareholders of INTERNATIONAL ABSORBENTS INC. ("IABI"), on Tuesday, June 5, 2001, at 10:00 AM, Pacific Savings Time, at the Xchange Conference Centre, 2nd Floor, 888 Dunsmuir Street, Vancouver, British Columbia.

Important information concerning the matters to be acted upon at the Annual Meeting is contained in the accompanying Notice of Annual General Meeting of Shareholders and Proxy Statement. After careful consideration, our Board of Directors has unanimously approved the two proposals described in the Proxy Statement and recommends that you vote FOR each proposal.

The Board of Directors has fixed the close of business as of April 18, 2001 as the record date for determining those shareholders who are entitled to notice of and to vote at the meeting and any adjournment thereof.

Your vote is important. Registered shareholders can vote their shares over the Internet, by using a toll-free telephone number, faxing or by mailing back a traditional proxy card. Voting over the Internet, by telephone, by fax or written proxy will ensure your representation at the Annual General Meeting if you do not attend in person. Instructions for using these convenient services are provided on the back of the Form of Proxy and the information card enclosed. Mailing your completed proxy card or using the Internet, fax or telephone voting procedures will not prevent you from voting in person at the Annual General Meeting if you wish to do so.

Our Board of Directors and members of management look forward to meeting personally those shareholders who attend the Annual General Meeting.

A copy of our Annual Report to Shareholders for the fiscal year 2001 is included in this mailing to all shareholders entitled to notice of and to vote at the Annual General Meeting.


Sincerely,

/s/ Gordon L. Ellis
Gordon L. Ellis
Chairman and Chief Executive Officer


CORPORATE OFFICE:                                           SALES/MANUFACTURING:
1569 Dempsey Rd.                                              1051 Hilton Avenue
N. Vancouver, BC  V7K 1S8                                  Bellingham, WA  98225

Tel: (604) 681-6181                                          Tel: (360) 734-7415
Fax: (604) 904-4105                                          Fax: (360) 671-1588

                               WWW.ABSORBENT.COM

                          INTERNATIONAL ABSORBENTS INC.
                               1569 DEMPSEY ROAD,
                        NORTH VANCOUVER, BRITISH COLUMBIA
                                 CANADA V7K 1S8


                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                        TO BE HELD TUESDAY, JUNE 5, 2001


NOTICE IS HEREBY GIVEN that the Annual General Meeting (the "Meeting") of the shareholders of International Absorbents Inc. (the "Company"), a corporation incorporated under the laws of British Columbia, Canada, will be held at 2nd Floor, 888 Dunsmuir Street, Vancouver, British Columbia, Canada on Tuesday, June 5, 2001 at 10:00 a.m. (Pacific time) for the following purposes:


1. To elect the following persons as Class II Directors of the Company for a term of two years:

             Stephen Silbernagel

             John Sutherland


2. To appoint PricewaterhouseCoopers, Chartered Accountants, as the Company's independent public auditor for the fiscal year ending January 31, 2002.


The Board of Directors has fixed the close of business on April 18, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE. A proxy will not be valid unless it is received at the office of the Transfer Agent, Pacific Corporate Trust Company, Suite 830 - 625 Howe Street, Vancouver, British Columbia, Canada V6C 3B6, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting. A form of Proxy received at the offices of the Transfer Agent or Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman. Your form of Proxy will be returned to you if you are present at the Meeting and should request its return.


DATED at Vancouver, British Columbia,         BY ORDER OF THE BOARD OF DIRECTORS
the 24th day of April, 2001.


                                              /s/ Gordon L. Ellis
                                              ----------------------------------
                                              Gordon L. Ellis, Chairman

                          INTERNATIONAL ABSORBENTS INC.
                               1569 Dempsey Road,
                        North Vancouver, British Columbia
                                 Canada V7K 1S8
                                WWW.ABSORBENT.COM


                                 PROXY STATEMENT
                     ANNUAL GENERAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 5, 2001

--------------------------------------------------------------------------------

                             SOLICITATION OF PROXIES

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS (THE "BOARD OF DIRECTORS" OR "BOARD") OF INTERNATIONAL ABSORBENTS INC. (THE "COMPANY"), A CORPORATION INCORPORATED UNDER THE LAWS OF BRITISH COLUMBIA, CANADA, FOR USE AT THE ANNUAL GENERAL MEETING (THE "MEETING") OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON JUNE 5, 2001 AT 10:00 a.m. (local time), AT 888 DUNSMUIR STREET, 2nd FLOOR, VANCOUVER, BRITISH COLUMBIA, CANADA FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS. This Proxy Statement, and the accompanying Notice and Form of Proxy are being mailed on or about May 3, 2001, to shareholders of the Company entitled to vote at the Meeting, as of the record date, being April 18, 2001. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally or by mail, telephone, facsimile, or email by directors ("Directors"), officers ("Officers") or regular employees of the Company for no additional compensation, however, out-of-pocket expenses will be reimbursed. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the shares registered in their names, to forward solicitation materials to the beneficial owners of such shares. The Company will reimburse brokerage firms and other persons representing beneficial owners of the common shares for their reasonable expenses in forwarding solicitation material to such beneficial owners. THE COSTS OF THIS SOLICITATION WILL BE BORNE BY THE COMPANY.

Advance notice of the Meeting was published in Vancouver, British Columbia on April 10, 2001.

                      APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the accompanying Form of Proxy are executive officers ("Executive Officers") of the Company planning to be in attendance at the Meeting and nominated by the Board of Directors. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM OR HER AT THE MEETING AS PROXYHOLDER MAY DO SO, EITHER BY:

     (a) STRIKING OUT THE PRINTED NAMES AND INSERTING THE DESIRED PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY; OR

     (b) BY COMPLETING ANOTHER PROPER FORM OF PROXY.

The completed Form of Proxy must be received at the office of the transfer agent, Pacific Corporate Trust Company (the "Transfer Agent"), located at 625 Howe Street, 10th Floor, Vancouver, British Columbia, Canada V6C 3B8, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or before the time that the Meeting is to be reconvened following any adjournment thereof. A Form of Proxy received at the offices of the Transfer Agent or the Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman.

A shareholder's Form of Proxy will be returned if the shareholder is present at the Meeting and should request its return. A shareholder who has given a Form of Proxy may also revoke it by an instrument in writing delivered to the office of the Transfer Agent or to the registered office of the Company, Suite 700 - 595 Howe Street, Vancouver, British Columbia, Canada V6C 2T5, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner provided by law. If the shareholder is a corporation, any such instrument of revocation must be executed under the corporate seal or by a duly authorized officer or attorney of the corporation.

                                VOTING OF PROXIES

If the Form of Proxy is properly completed and returned to the Transfer Agent, the shares represented by the Form of Proxy will be voted at the Meeting. Where a shareholder indicates a choice with respect to any matter to be acted upon at the Meeting, the shares will be voted in accordance with the specification so made. IF A CHOICE IS NOT SO SPECIFIED, IT IS INTENDED THAT THE PERSON DESIGNATED BY THE BOARD OF DIRECTORS IN THE ACCOMPANYING FORM OF PROXY WILL VOTE THE SHARES REPRESENTED BY THE FORM OF PROXY IN FAVOUR OF EACH MATTER IDENTIFIED ON THE FORM OF PROXY AND, THEREFORE, "FOR" THE NOMINEES OF THE COMPANY FOR DIRECTORS AND AUDITOR.

The Form of Proxy accompanying this Proxy Statement confers discretionary authority upon the named proxyholder with respect to amendments or variations to the matters identified in the accompanying Notice of Annual General Meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this Proxy Statement, the Board of Directors of the Company knows of no such amendment or variation or matters to come before the meeting other than those referred to in the accompanying Notice of Annual General Meeting.

                                  VOTING SHARES

As at April 10, 2001, 5,619,497 common shares ("Common Shares") without par value of the Company were issued and outstanding, each such share carrying the right to one vote at the Meeting. The Record Date as of which members are entitled to receive notice of and to vote at the Meeting is April 18, 2001. The closing price of the Company's Common Shares on the OTC Bulletin Board on April 10, 2001 was (US) $1.50 under the symbol "IABI".

                                  ANNUAL REPORT

The Annual Report for the Fiscal Year ended January 31, 2001 is being mailed to shareholders with this Proxy Statement. The Annual Report is not to be considered as proxy soliciting material. A copy of the Company's Annual Report on Form 10-KSB (without exhibits) will be provided upon written request to the Secretary, c/o the Company's address at 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8.

                                  CONSOLIDATION

On December 20th, 2000 the Company held an Extraordinary General Meeting. At that time, the Shareholders approved a special resolution authorizing the Board of Directors the authority to enact a consolidation. Pursuant to a Board of Directors Meeting held on March 23, 2001, the Directors of the Company approved a Resolution to effect the amendment to the Company's Memorandum by consolidating all issued and unissued common shares. Each four (4) shares of common stock ("old shares") were consolidated in one (1) new share ("new share") of common stock. The Company set the record date as April 9, 2001 to effect the exchange of shares. Upon the effectiveness of the consolidation the purchase or conversion price and number of shares to be acquired pursuant to each option, warrant or convertible instrument outstanding was adjusted proportionately. All amounts relating to shares and share prices reflect the effect of the consolidation throughout this document.

                           PRINCIPAL SHAREHOLDERS AND
                          SHARE OWNERSHIP OF MANAGEMENT

The following table provides information, as at April 10th, 2001, with respect to Common Share ownership by (i) the persons known to management beneficially owning Common Shares carrying more than 5% of the voting rights attached to all Common Shares of the Company, (ii) each Director, (iii) the Chief Executive Officer, (iv) each Executive Officer named in the Summary Compensation Table, and (v) all Directors and Executive Officers as a group. Except as otherwise indicated in the footnotes below, all of the shares listed for a person named in the table are directly held with sole voting and dispositive power.

------------------------------------------------------------------------------------------------------
                                                                                         PERCENTAGE OF
TITLE OF CLASS   NAME AND ADDRESS OF BENEFICIAL OWNER               AMOUNT OWNED             CLASS
------------------------------------------------------------------------------------------------------
Common           Gordon L. Ellis                                 381,625(1)(2)(3)(4)(5)      6.70%
                 North Vancouver, British Columbia, Canada

Common           Stephen H. Silbernagel                          143,750(6)                  2.55%
                 Vancouver, British Columbia, Canada

------------------------------------------------------------------------------------------------------
                                                                                         PERCENTAGE OF
TITLE OF CLASS   NAME AND ADDRESS OF BENEFICIAL OWNER               AMOUNT OWNED             CLASS
------------------------------------------------------------------------------------------------------
Common           John J. Sutherland                               15,005(7)                  0.27%
                 West Vancouver, British Columbia, Canada

Common           Douglas E. Ellis                                106,625(8)(9)(10)           1.88%
                 White Rock, British Columbia, Canada

Common           Shawn M. Dooley                                 137,177(11)                 2.41%
                 Bellingham, Washington, USA

Common           Directors and Executive Officers                817,348(12)                13.90%
                 as a Group (6 Persons)
------------------------------------------------------------------------------------------------------

(1) Includes 20,875 common shares underlying incentive stock options granted to Mr. G. Ellis.

(2) Includes 54,125 common shares underlying incentive stock options granted to 495894 British Columbia Ltd., which Mr. G. Ellis control voting and dispositive powers.

(3) Includes 15,000 common shares held by Stelyconi Enterprises Ltd. Mr. G. Ellis controls voting and dispositive powers.

(4) Includes 111,625 common shares held by Gordann Consultants Ltd.. Mr. G. Ellis owns 51% interest and Mr. Ellis' spouse owns 49% interest in Gordann Consultants Ltd., Mr. G. Ellis controls voting and dispositive powers.

(5) Includes 75,000 common shares held by ABE Industries (1980) Inc. Mr. G. Ellis controls voting and dispositive powers.

(6) Includes 15,000 common shares underlying incentive stock options granted to Mr. Silbernagel.

(7) Includes 15,000 common shares underlying incentive stock options granted to Mr. Sutherland.

(8) Includes 62,500 common shares underlying incentive stock options granted to Mr. D. Ellis.

(9) Includes 12,500 common shares held by Sarah Ellis which Mr. D. Ellis controls voting and dispositive powers.

(10) Includes 12,500 common shares held by Colby Ellis which Mr. D. Ellis controls voting and dispositive powers.

(11) Includes 62,500 common shares underlying incentive stock options granted to Mr. Dooley.

(12) Includes 32,500 common shares underlying incentive stock options granted to Mr. Thompson.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, requires the Company's officers and Directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, Directors and greater than 10% beneficial owners also are required by the rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

The Officers, Directors and greater than 10% beneficial owners became subject to
Section 16 on February 1, 1993 at which time the Company was no longer deemed a "foreign private issuer" as such term is defined in Rule 3b-4 of the Securities Exchange Act of 1934. The Company has received copies of the filings from its Officers and Directors and has determined that such Officers and Directors filed all reports required of them on a timely basis.

                        DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS
(ITEM 1 OF FORM OF PROXY)

The Articles of the Company provide for a Board of Directors consisting of not fewer than three (3) members. The number of Directors may be determined by resolution of the Board of Directors at any meeting; presently, the Board has set the number of Directors at five (5). In addition, the Articles of the Company provide for division of the Board of Directors into two (2) classes, whereby the term of office for each class of Directors alternately expires upon the second succeeding general meeting. At the present time, Class I has three
(3) Directors with expiring terms in 2002 and Class II has two (2) Directors with expiring terms in 2001.

Unless otherwise directed in the accompanying Form of Proxy, the persons appointed in the Form of Proxy intends to nominate and vote the shares represented by such Form of Proxy "FOR" the election of the following nominees for the office of Director of the Company, to serve as Class II Directors for a term of two years, or until their successor is duly elected or appointed, unless their office is earlier vacated in accordance with the Articles of the Company or they become disqualified to act as a Director. The nominees are presently Directors and will have their term of office as a Director expire at the Meeting.


---------------------------------------------------------------------------------------------------------------
                                                   PRESENT POSITION          SERVED AS          DATE TERM AS
CLASS       NOMINEE                         AGE      WITH COMPANY         DIRECTOR SINCE     DIRECTOR TO EXPIRE
----------------------------------------------------------------------------------------------------------------

  II        Stephen H. Silbernagel           54    Director                    1988                 2003

  II        John J. Sutherland               51    Director                    1988                 2003
----------------------------------------------------------------------------------------------------------------


Although the Company does not contemplate that the above named nominees will refuse or be unable to accept or serve as Directors of the Company, the persons appointed in the enclosed accompanying Form of Proxy intend, if a nominee becomes unavailable, to vote the shares represented by the Form of Proxy "FOR" the election of such other person as may be nominated or designated by the Board of Directors, unless they are directed by the Form of Proxy to do otherwise.

The following information is provided in respect to Class I Directors of the Company who will continue to serve as Directors until the expiration of their terms on the dates indicated:


---------------------------------------------------------------------------------------------------------------
                                                    PRESENT POSITION          SERVED AS          DATE TERM AS
CLASS       DIRECTOR                         AGE      WITH COMPANY         DIRECTOR SINCE     DIRECTOR TO EXPIRE
----------------------------------------------------------------------------------------------------------------


   I        Gordon L. Ellis                  54    Director, Chairman,         1985                 2002
                                                   President, CEO

   I        Douglas E. Ellis                 49    Director, Secretary,        1998                 2002
                                                   President of
                                                   Absorption Corp.

   I        Shawn M. Dooley                  41    Director, VP Sales &        1998                 2002
                                                   Marketing
----------------------------------------------------------------------------------------------------------------

The brother of Gordon Ellis, Douglas Ellis, is the President of Absorption Corp. ("Absorption"), the Company's U.S. operating subsidiary. No other family relationship exists between any Director, Executive Officer, or significant employee.

The following is a brief summary of the business experience, during the past five years, of each Director and nominee for Director of the Company. Messrs. Gordon Ellis, Silbernagel, Sutherland and Douglas Ellis are citizens of Canada and Mr. Dooley is an American citizen.

Gordon L. Ellis has been Chairman of the Company since July 1988, President and CEO since November 1996 and a Director of the Company since July 1985. Mr. Ellis is also a Director of Absorption, and is a Director, President and CEO of Total Absorb Inc. ("TAI"), the Company's Canadian marketing and distribution subsidiary which markets and distributes pet litter. Mr. Ellis is Chairman and a Director of Polymer Solutions, Inc. ("PSI"), a publicly-held company listed on the Canadian Venture Exchange, which operates a plant in Chico, California, using advanced polymer technology to develop and provide environmentally safe, non-toxic, industrial wood coating and adhesive products. Mr. Ellis is a Director of eXcape.Net Inc. a private company engaged in the development and operation of a computer network to provide EDI. Mr. Ellis is a Director of W4.net, Inc. a private company, which provides Internet access by way of the Super Computer at the University of San Diego to Universities throughout Mexico and Argentina.

John J. Sutherland has been a Director of the Company since August 1988. Mr. Sutherland is a Certified General Accountant since 1976. He was President and CEO of ASC Avcan Systems Corporation ("ASC") until January 15, 2001. Subsequent to Mr. Sutherland leaving ASC, the majority, controlling shareholder placed ASC in bankruptcy on January 31, 2001 which was unrelated to Mr. Sutherland's voluntary resignation. Prior to joining ASC in March 1997, Mr. Sutherland was Vice-President Finance of Arequipa Resources Ltd. and Zen International Resources Ltd. from April 1996 to February 1997, prior to that, a financial consultant to public and private companies in Vancouver, British Columbia. Mr. Sutherland is a Director of PSI, a Director of JCI Tech.com Inc., a publicly-held company currently seeking listing on the NASDAQ OTC:BB and formerly listed on the Canadian Venture Exchange and a Director of Battery Power Online U.S.A. Inc., a publicly-held company currently seeking listing on the NASDAQ OTC:BB

Stephen H. Silbernagel has been a Director of the Company since June 1988. Mr. Silbernagel is a lawyer, practicing in Vancouver, British Columbia and is a partner in the firm Silbernagel & Company. Mr. Silbernagel is a Director of PSI.

Douglas E. Ellis has been a Director of the Company since July 1998. Since March 1999, Mr. Ellis has been President of Absorption and an employee with Absorption for 13 years. Prior to joining and helping to build Absorption's Bellingham facility, Mr. Ellis spent many years in the heavy construction industry as a project engineer for pulp & paper mills and related projects.

Shawn M. Dooley has been a Director of the Company since July 1998. Mr. Dooley is Vice-President, Sales and Marketing for Absorption and has been associated with Absorption since 1991. Previous to joining the Company, Mr. Dooley spent nine years at Purina Mills, Inc. Mr. Dooley holds Bachelor of Science degrees in Agricultural Education and Agricultural Resource Economics.

BOARD MATTERS AND COMMITTEES

During the 2001 fiscal year, the Board of Directors held eight regular meetings. Each of the members of the Board of Directors of the Company participated in at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board, on which each Director has served.

The Company's Board of Directors has two committees. The audit committee ("Audit Committee") is comprised of Messrs. G. Ellis, Silbernagel and Sutherland. The compensation committee ("Compensation Committee") is comprised of Messrs. Silbernagel and Sutherland.

The Audit Committee operates pursuant to a charter approved and adopted by the Board on December 20, 2000. A copy of this charter is appended to this Proxy Statement. Mr. Silbernagel and Mr. Sutherland are designated as the Company's two independent directors, as defined by the Section 121(A) of the AMEX's listing standards for Small Business Issuers. In accordance with the charter, all of the members of the Audit Committee are financially literate and at least one member of the Audit Committee has accounting or related financial management expertise. The duties of the Committee include monitoring the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance; monitoring the independence and performance of the Company's independent auditors and internal auditing department, and provide an avenue of communication among the independent auditors, management, the internal audit department, and the Board of Directors.

The Compensation Committee held one meeting during the 2001 fiscal year. Its primary duties concern the approval and review of management compensation and contracts, and the granting and amending of incentive stock options to employees of the Company and its subsidiaries pursuant to the Company's two stock option plans, the 1993 Stock Option Plan - U.S. Participants (the "U.S. Plan") and the 1993 Equity Incentive Stock Option Plan (the "Equity Option Plan"). The administration of these plans, which is the responsibility of the Board of Directors, has been delegated to the Compensation Committee, as permitted by the each of the plans. The Compensation Committee is therefore responsible for determining the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, and the other terms of the options.


EXECUTIVE OFFICERS OF THE COMPANY

For the purpose of this Proxy Statement, "Executive Officer" of the Company means the Chairman and any Vice-Chairman of the Board of Directors, where that person performs the functions of such officer on a full-time basis, the President, and any Vice-President in charge of a principal business unit such as sales, finance or production, and any officer of the Company or of a subsidiary who performs a policy-making function in respect of the Company, whether or not such officer is also a Director of the Company or the subsidiary.

The Executive Officers of the Company, (including positions held with subsidiaries Absorption and TAI), their ages, principal occupations and business experience for the past five years, and tenures as Executive Officers are shown in the following table. Executive Officers are appointed by, and serve at the pleasure of, the Board of Directors.


---------------------------------------------------------------------------------------------
                                   OFFICE HELD
NAME                    AGE           SINCE          OFFICE HELD WITH COMPANY OR SUBSIDIARY
---------------------------------------------------------------------------------------------

Gordon L. Ellis          54             1988         Chairman
                                                     President and CEO (since November, 1996)
                                                     Chairman and Director of Absorption
                                                     President and CEO of TAI

                                     - 8 -


---------------------------------------------------------------------------------------------
                                   OFFICE HELD
NAME                    AGE           SINCE          OFFICE HELD WITH COMPANY OR SUBSIDIARY
---------------------------------------------------------------------------------------------

                                                     See "Election of Directors"

Douglas E. Ellis         49             1999         President of Absorption
                                        1998         Director
                                        1998         Secretary
                                        1997         Secretary of Absorption

Shawn M. Dooley          41             1998         Director
                                        1998         VP Sales & Marketing

David Thompson           40             1998         CFO
---------------------------------------------------------------------------------------------

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The aggregate cash payments made to the Company's Executive Officers and their management companies by the Company and its subsidiaries during the fiscal year ended January 31, 2001 was (US) $439,409 as reimbursement for office rent and supporting services, and management services provided to the Company during the current year. Please see "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS".


SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the total direct or indirect (management service agreements) compensation during the last three fiscal years of the Company's CEO and its other Executive Officers whose compensation exceeded (US) $100,000. Information is given for each of the last three fiscal years for each Executive Officer who served at any time during such year as an Executive Officer of the Company or its subsidiaries.


U.S. DOLLARS
-----------------------------------------------------------------------------------------------------------------------
                                               ANNUAL COMPENSATION               LONG TERM COMPENSATION
                                        --------------------------------------------------------------------
                                                                                   AWARDS            PAYOUTS
                                                                           ---------------------------------
                                                                                       RESTRICTED
                                                                OTHER      SECURITIES  SHARES OR                ALL
NAME AND                     FISCAL                             ANNUAL     UNDER       RESTRICTED               OTHER
POSITION                     YEAR                               COMPEN-    OPTIONS     SHARE       LTIP         COMPEN-
OF PRINCIPAL                 ENDING     SALARY ($)  BONUS       SATION     GRANTED     UNITS       PAY-OUTS     SATION
-----------------------------------------------------------------------------------------------------------------------

Gordon L. Ellis              2001        65,640     Nil         Nil        Nil         Nil         N/A          Nil
Chairman, President and      2000        57,149     Nil         Nil        54,125      Nil         N/A          Nil
CEO                          1999        44,800     Nil         Nil        20,875      Nil         N/A          Nil

Douglas E. Ellis             2001       105,000     30,000      Nil        Nil         Nil         N/A          Nil
President of Subsidiary(1)   2000        88,092     15,200      Nil        37,500      Nil         N/A          Nil
                             1999        83,268     Nil          8,526     50,000(2)   Nil         N/A          Nil

Shawn M. Dooley              2001        57,000     15,000      68,857     Nil         Nil         N/A          Nil
Vice President, Marketing    2000        51,855     15,000      60,134     31,250      Nil         N/A          Nil
(3)                          1999        49,084     Nil         40,725     31,250      Nil         N/A          Nil
-----------------------------------------------------------------------------------------------------------------------

(1)  Douglas Ellis was appointed President of Absorption Corp. in March 1999.

(2)  Includes 25,000 warrants granted to Mr. D. Ellis in January 1998.

(3)  Mr. Dooley was appointed Vice President, Sales & Marketing in July 1998.

OPTION GRANTS

The Company has never granted stock appreciation rights ("SAR's") and it is currently intended that none be granted in the future. The following table is not required since stock options were not granted during the fiscal year, but would otherwise set forth information regarding all grants of options to the individuals named in the Summary Compensation Table during the fiscal year ended January 31, 2001, and the potential realizable value of such options using a 5% and 10% assumed annual rate of appreciation in the price of the Company's Common Shares. The particular assumed annual rates of stock appreciation used in this table are specified under the rules and regulations of the Securities and Exchange Commission and are not necessarily indicative of future stock price performance or the Company's projections thereof. Over a three-year option term, the corresponding increase in the Company's market capitalization over the same period (measured from the end of the last fiscal year) would be (a) (US) $1,806,977 with an assumed 5% annual rate of stock appreciation, and (b) (US) $3,794,509 with an assumed 10% annual rate of stock appreciation.


AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

The following table sets forth information concerning the exercise of options during the fiscal year ended January 31, 2001, and the value at January 31, 2001 of unexercised "in-the-money" options held by each of the executive officers named in the Summary Compensation Table. Once vested, all options are exercisable, in whole or in part, at any time until date of expiration.


U.S. DOLLARS
---------------------------------------------------------------------------------------------------------------------
                                                                                 AT JANUARY 31, 2000
                                                                     ------------------------------------------------
                         NUMBER OF SHARES          AGGREGATE                                    VALUE OF EXERCISABLE
                       ACQUIRED ON EXERCISE      VALUE REALIZED      NUMBER EXERCISABLE              IN-THE-MONEY
NAME                            (#)                 ($) (1)                OPTIONS                 OPTIONS ($) (2)
---------------------------------------------------------------------------------------------------------------------
Gordon L. Ellis                 Nil                   Nil                  75,000                      $25,885

Douglas E. Ellis             25,000 (3)             16,000                 62,500                      $31,000

Shawn M. Dooley                 Nil                   Nil                  62,500                      $38,750
---------------------------------------------------------------------------------------------------------------------

(1) Based on the difference between the option exercise price and the closing market price of the Company's shares at date of exercise.

(2) In-the-Money Options are those where the market value of the underlying securities as at the most recent fiscal year end exceeds the option exercise price. The closing market price of the Company's shares as at January 31, 2001 (i.e. fiscal year end) was (US) $2.04.

(3) The shares were acquired through the exercise of warrants granted to Mr. D. Ellis in January 1998.

COMPENSATION OF DIRECTORS FOR LAST FISCAL YEAR

The following table sets forth information regarding certain types of compensation paid or provided during the fiscal year ended January 31, 2001 to each Director of the Company, except a Director who is an executive officer.


U.S. DOLLARS
--------------------------------------------------------------------------------------------------------------------------------
                                                CASH COMPENSATION                                  SECURITY GRANTS
                                ------------------------------------------------------------------------------------------------
                                                                                                                  NUMBER OF
                                  ANNUAL             MEETING               CONSULTING                            SECURITIES
NAME                             RETAINER            FEES ($)              FEES/OTHER            NUMBER OF       UNDERLYING
                                 FEES ($)                                   FEES ($)             SHARES (#)   OPTIONS/SARS (#)
---------------------------------------------------------------------------------------        ---------------------------------
Stephen Silbernagel (1), (2)       Nil        $200 per board meeting and                           Nil            5,000
                                              $50 per committee meeting

John Sutherland (1), (2)           Nil        $200 per board meeting and       Nil                 Nil            5,000
                                              $50 per committee meeting
-------------------------------------------------------------------------------------------------------------------------------

(1)  Compensation Committee

(2)  Audit Committee

Under the Stock Option Plan, at January 31, 2001, stock options to purchase a total of 445,007 Common Shares at exercise prices ranging from (US).$0.80 to
(US) $4.00, with expiry dates from October 1, 2001, were outstanding. Pursuant to the vesting terms of the stock option agreements, stock options to purchase 435,007 Common Shares are eligible for exercise at January 31, 2001.

REPRICING OF OPTIONS

At the December 20, 2000 Extraordinary General Meeting, an affirmative vote of the majority of shareholders approved amendments to the Company's Memorandum for a 1 for 4 reverse stock split. As a result of the consolidation, all stock options were amended in April 2001, to effect the change in equity.

The Compensation Committee did not amend any terms of existing stock option agreements during the fiscal year ended January 31, 2001.

At the 1998 Annual General Meeting an affirmative vote of the majority of shareholders approved amendments to the 1993 Equity Incentive Stock Option Plan. The Board of Directors of the Company approved amendments to the Company's 1993 Stock Plan U.S. Participants. The amendments entailed the repricing of options granted from exercise prices ranging from (US) $2.00 to (US) $6.76 per Common Share to an exercise price of (US) $0.80 per Common Share on existing stock options. A total of 286,685 stock options were repriced to $0.80 per share as a result of the repricing.

EMPLOYMENT AGREEMENTS

Pursuant to a verbal agreement, the Company entered into a management services agreement with Current Systems, a proprietorship owned by Douglas E. Ellis. In effect since January 1, 2000, Current Systems receives (US) $8,750 for management services per month.

On October 1, 1998, the Company entered into an employment agreement with Gordon
L. Ellis, currently serving as Chairman and President of the Company. Effective June 1, 2000, the Company pays US$5,700 per month for management services and Mr. Ellis is permitted to participate in the Company's Benefit Plan and Stock Option Plan. The management agreement is terminable immediately upon notice by either party.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the commencement of the Company's last completed fiscal year, no insider of the Company, proposed nominee for election as a Director of the Company, nor any associate or affiliate of such insider or proposed nominee, has been materially interested in any transaction of the Company, nor is any such person interested in any proposed transaction which has materially affected or would materially affect the Company (or any of its subsidiaries) except for the matters referred to below. With regard to any matter involving an actual or potential conflict of interest with any member of the Company's Board of Directors, it has been the policy of the Board to exclude the interested Director from voting on such a matter.

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

The Company has granted short-term loans totalling $215,000 during the fiscal year with three directors. The purpose of loans was to enable the directors to exercise warrants. Messrs. G. Ellis and Silbernagel were granted loans on March 1, 2000 to exercised share purchase warrants attached to the units of a private placement conducted by the Company in March 1998. Mr. D. Ellis, Secretary, was granted a loan of $25,000 on January 25, 2001, to exercise warrants granted to him in January 1998. The loans are unsecured and bear interest of 12% if not paid by certain dates.


NAME AND                 LARGEST AMOUNT                            FINANCIALLY ASSISTED
POSITION               OUTSTANDING DURING   AMOUNT OUTSTANDING     SECURITIES PURCHASED        SECURITY FOR
OF PRINCIPAL           FISCAL YEAR ENDING    AT MARCH 31, 2001   DURING FISCAL YEAR ENDING     INDEBTEDNESS
-----------------------------------------------------------------------------------------------------------

Gordon L. Ellis             $128,799             $131,273            127,500 warrants               Nil
Chairman, President
and CEO

Stephen Silbernagel,         $62,500              $8,027              62,500 warrants               Nil
Director
-----------------------------------------------------------------------------------------------------------

No other Directors and Executive Officers and proposed nominees for election as Directors of the Company, and associates or affiliates of such Directors, Executive Officers or proposed nominees are or have been indebted to the Company since the beginning of the last completed financial year of the Company.

Effective February 1, 1995, the Company and its two subsidiaries rent their executive office space and office equipment in Vancouver, British Columbia from ABE Industries (1980) Inc. ("ABE"), a company controlled by Gordon L. Ellis, for a total monthly fee of (US) $500 per month. Management believes this rental fee is less than rents charged by third parties for similar accommodations.

During the year ended January 31, 2001, ABE was paid (US) $56,015 for office rent and related services, plus reimbursement of accounting, investor relations and secretarial services. As of January 31, 2001, no material monies were owed to ABE for office services.

During the year a Director of the Company provided legal services, in the capacity as the Corporation's registered office.

In March 1998, the Company entered into subscription agreements for employee stock purchases to eliminate the debt related to the convertible debentures outstanding at that time. Management participated in the private placement and were issued shares of the Company. The warrants attached to the units with an exercise price of $0.25, expired March 4, 2000.

The Company has entered into a management services agreement with Gordon L. Ellis (President & C.E.O. of the Company) and Current Systems for the services of Douglas E. Ellis (President and Secretary of Absorption. Please see "Compensation of Directors and Executive Officers" for description of the remuneration paid or payable under these agreements.


                           THE AUDIT COMMITTEE REPORT

The Audit Committee, on behalf of the Board, oversees the Company's financial reporting process. The Chair of the Committee, on behalf of the Committee, reviewed the Company's quarterly report for October 31, 2000. The Audit Committee reviewed and held one meeting for the Company's 2001 fiscal year.

The Audit Committee has reviewed the audited financial statements and footnotes of the Company for the fiscal year ended January 31, 2001 with Management. The Audit Committee has also reviewed financial matters with PricewaterhouseCoopers, the Company's independent auditors. The Audit Committee understands and agrees with all determinations of the auditors. The Audit Committee also has received written disclosures and a letter from PricewaterhouseCoopers regarding its independence from the Company, and it has been determined that they continue to be so. Based on these reviews, the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10K-SB for the fiscal year ended January 31, 2001. The Audit Committee also recommended to the Board of Directors the selection of PricewaterhouseCoopers, Certified Accountants, to serve as the Company's outside auditors for the year ending January 31, 2002.

                                       Submitted by the Audit Committee
                                          John Sutherland
                                          Stephen Silbernagel
                                          Gordon Ellis


                              FINANCIAL STATEMENTS

The Company's 2001 Annual Report, which contains the consolidated Financial Statements for the Company's fiscal year ended January 31, 2001 and Management's Discussion and Analysis thereon, is being mailed with this Proxy Statement to shareholders entitled to notice of the Meeting.

                                     AUDITOR

APPOINTMENT OF AUDITOR
(ITEM 2 OF FORM OF PROXY)

The Board of Directors of the Company recommends PricewaterhouseCoopers, Chartered Accountants, for appointment by the shareholders as the Company's independent public auditor for the fiscal year ended January 31, 2002. PricewaterhouseCoopers has acted as the Company's auditor since fiscal 1985 and will have a representative present at the Meeting to make a statement, if they desire to do so, and to respond to any questions from the shareholders.

                                  OTHER MATTERS

It is not known that any other matters will come before the meeting other than as set forth above and in the Notice of Annual General Meeting, but if such should occur the persons named in the accompanying Form of Proxy intend to vote on them in accordance with their best judgement, exercising discretionary authority with respect to amendments or variations of matters identified in the Notice of Annual General Meeting and other matters which may properly come before the meeting or any adjournment thereof.

                            PROPOSALS OF SHAREHOLDERS

In accordance with the rules of the Securities and Exchange Commission, shareholders of the Company may present proposals to the Company for inclusion in the Company's Proxy Statement prepared in connection with its next Annual General Meeting of Shareholders. Proposals to be included in the Proxy Statement prepared in connection with the next Annual General Meeting scheduled to be held in June of 2001 must be received by the Company no later than February 23, 2001, in order to be considered for inclusion.

                                 BOARD APPROVAL

The contents of this Proxy Statement have been approved and its mailing has been authorized by a resolution of the Board of Directors of the Company on April 24, 2001.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/ Gordon L. Ellis
                                              ----------------------------------
                                              Gordon L. Ellis, Chairman

                      SUPPLEMENTAL MAILING LIST RETURN CARD


                              (National Policy 41)


NOTICE TO SHAREHOLDERS OF INTERNATIONAL ABSORBENTS INC.

On October 28, 1987, the Canadian Securities Administrators gave approval to National Policy Statement No. 41 - Shareholder Communication (the "Policy") which essentially established a framework for communication between issuers and their registered and non-registered shareholders.

Companies incorporated in British Columbia were formerly required to deliver interim (semi-annual) financial statements only to their registered shareholders. The Policy now exempts companies from having to deliver these statements to their registered shareholders if the companies send 1st, 2nd and 3rd quarter financial statements to those shareholders, whether registered or not, who request in writing to receive them.

If you are a registered or non-registered shareholder, and wish to be placed on a supplemental mailing list for the receipt of these financial statements, you must complete and return the Supplemental Return Card below.

The supplemental mailing list will be updated each year and, therefore, a Return Card will be required annually in order to receive quarterly financial statements. All other shareholder mailings will continue to be mailed to registered shareholders in the normal manner without the completion of a Return Card.


=======================================================
TO:      INTERNATIONAL ABSORBENTS INC. (the "Company")


The undersigned certifies that he/she/it is the owner of securities (other than debt instruments) of the Company, and requests that he/she/it be placed on the Company's Supplemental Mailing List in respect of its quarterly financial statements.


-----------------------------------------
Name (Please print)



-----------------------------------------
Address



-----------------------------------------
City/Province (or State)/Postal Code



-----------------------------------------    -----------------------------------
Signature of shareholder, or if              Dated
shareholder is a company, signature of
authorized signatory.


PLEASE COMPLETE AND RETURN THIS DOCUMENT ALONG WITH YOUR PROXY IN THE ATTACHED ENVELOPE OR AS INDICATED BELOW. AS THE SUPPLEMENTAL LIST WILL BE UPDATED EACH YEAR, A RETURN CARD WILL BE REQUIRED FROM YOU ANNUALLY IN ORDER FOR YOUR NAME TO REMAIN ON THE LIST.


                              International Absorbents Inc.
                              1569 Dempsey Road
                              North Vancouver, British Columbia, Canada V7K 1S8


                              Tel: (604) 681-6181
                              Fax: (604) 904-4105

Appendix 1


                         Charter of the Audit Committee
                            of the Board of Directors
                        of INTERNATIONAL ABSORBENTS INC.


I.  Audit Committee Purpose

         The Audit Committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

         o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

         o Monitor the independence and performance of the Company's independent auditors and internal auditing department.

         o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. Audit Committee Composition and Meetings

         Audit Committee members shall meet the requirements of applicable laws and regulations. The Board of Directors shall determine the members of the Audit Committee. In compliance with SEC guidelines for small business filers, the Audit Committee shall consist of a minimum of three members, whereby two members shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one independent member of the Audit Committee shall have accounting or related financial management expertise.

         Audit Committee members shall be appointed by the Board of Directors. The chairman of the audit committee shall be one of the independent members. If an audit committee Chairman is not designated or present within 30 minutes after the time appointed for holding the meeting, the members of the Audit Committee may designate a Chairman by majority vote of the Audit Committee membership. Questions arising at any meeting of the Committee shall be decided by a majority of votes. In case of an equality of votes the Chairman shall have a second or casting vote. An Audit Committee member may participate by telephone or other communication facilities and shall be deemed to be present and shall be counted in the quorum and entitled to vote.

Appendix 1


         The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chairman shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or at least its Chairman, should communicate with management and the independent auditor's quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties

         Review Procedures

         1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

         2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

         3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

         4. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9).


         Independent Auditors

         1. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

Appendix 1


         2. Approve the fees and other significant compensation to be paid to the independent auditors.

         3. On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

         4. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

         5. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

         6. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.


         Legal Compliance

         On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

         Other Audit Committee Responsibilities

         1. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

         2. Perform any other activities consistent with this Charter, the Company's constating documents, and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

         3. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

         4. Periodically review this Charter and recommend revisions hereto to the Corporation's Board of Directors.